UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      June 17, 2003

LANCER CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-13875	74-1591073
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6655 Lancer Blvd., San Antonio, Texas		78219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 310-7000

ITEM 5. OTHER EVENTS.

The information in the Press Release dated June 17, 2003 and attached as Exhibit 99.1 hereto is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

• 99.1	News release dated June 17, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LANCER CORPORATION

(Registrant)

June 17, 2003	By:	/s/ GEORGE F. SCHROEDER
George F. Schroeder
Chief Executive Officer

EXHIBIT INDEX

99.1                           News release dated June 17, 2003.